UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22805

ClearBridge American Energy MLP Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: November 30

Date of reporting period: February 28, 2018

ITEM 1.	SCHEDULE OF INVESTMENTS

CLEARBRIDGE AMERICAN ENERGY MLP FUND INC.

FORM N-Q

FEBRUARY 28, 2018

CLEARBRIDGE AMERICAN ENERGY MLP FUND INC.

Schedule of investments (unaudited)	February 28, 2018

SECURITY	SHARES/ UNITS	VALUE
MASTER LIMITED PARTNERSHIPS - 131.6%
Crude/Refined Products Pipelines - 2.8%
BP Midstream Partners LP	663,143	$12,639,505

Diversified Energy Infrastructure - 27.0%
Energy Transfer Partners LP	2,046,840	37,272,956
Enterprise Products Partners LP	2,249,640	57,185,849
Genesis Energy LP	1,483,200	29,604,672

Total Diversified Energy Infrastructure		124,063,477

Gathering/Processing - 30.8%
Blueknight Energy Partners LP	2,274,550	11,372,750
CNX Midstream Partners LP	375,000	6,528,750
DCP Midstream LP	591,581	21,202,263
Dominion Energy Midstream Partners LP	221,320	5,577,264
Enable Midstream Partners LP	1,301,125	18,033,593
EnLink Midstream Partners LP	2,216,262	32,357,425
Noble Midstream Partners LP	196,750	9,483,350
Summit Midstream Partners LP	382,680	6,448,158
Tallgrass Energy Partners LP	298,000	11,428,300
Western Gas Partners LP	410,864	19,125,719

Total Gathering/Processing		141,557,572

General Partner - 0.8%
Tallgrass Energy GP LP	180,000	3,627,000

Global Infrastructure - 5.1%
Brookfield Infrastructure Partners LP	581,950	23,475,863

Liquids Transportation & Storage - 27.1%
Buckeye Partners LP	631,440	28,288,512
Enbridge Energy Partners LP	1,883,985	23,568,653
Holly Energy Partners LP	250,000	7,350,000
Magellan Midstream Partners LP	467,020	29,170,069
NuStar Energy LP	330,000	7,240,200
PBF Logistics LP	305,580	5,974,089
Plains All American Pipeline LP	1,079,811	22,784,012

Total Liquids Transportation & Storage		124,375,535

Natural Gas Transportation & Storage - 19.8%
Cheniere Energy Partners LP	1,072,000	31,431,040
Spectra Energy Partners LP	280,000	11,001,200
TC Pipelines LP	535,000	26,284,550
Williams Partners LP	610,530	22,125,607

Total Natural Gas Transportation & Storage		90,842,397

Offshore - 1.3%
Dynagas LNG Partners LP	568,330	5,774,233

Oil, Gas & Consumable Fuels - 5.2%
Enviva Partners LP	665,000	17,822,000
Green Plains Partners LP	330,000	5,907,000

Total Oil, Gas & Consumable Fuels		23,729,000

Oil/Refined Products - 6.7%
American Midstream Partners LP	311,584	3,583,216
Andeavor Logistics LP	257,000	11,945,360
MPLX LP	437,232	15,097,621

Total Oil/Refined Products		30,626,197

See Notes to Schedule of Investments.

CLEARBRIDGE AMERICAN ENERGY MLP FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY		SHARES/ UNITS	VALUE
Propane - 5.0%
AmeriGas Partners LP		368,071	$15,436,897
Suburban Propane Partners LP		320,060	7,393,386

Total Propane			22,830,283

TOTAL MASTER LIMITED PARTNERSHIPS (Cost - $707,271,953)			603,541,062

		SHARES
COMMON STOCKS - 16.2%
ENERGY - 15.0%
Oil, Gas & Consumable Fuels - 15.0%
ONEOK Inc.		526,490	29,657,182
SemGroup Corp., Class A Shares		563,190	12,502,818
Targa Resources Corp.		600,000	26,790,000

TOTAL ENERGY			68,950,000

INDUSTRIALS - 1.2%
Transportation Infrastructure - 1.2%
Macquarie Infrastructure Corp.		136,000	5,508,000

TOTAL COMMON STOCKS (Cost - $85,943,736)			74,458,000

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $793,215,689)			677,999,062

	RATE
SHORT-TERM INVESTMENTS - 6.4%
State Street Institutional Treasury Money Market Fund, Premier Class (Cost-$29,440,251)	1.331%	29,440,251	29,440,251

TOTAL INVESTMENTS** - 154.2% (Cost - $822,655,940)			707,439,313
Mandatory Redeemable Preferred Stock, at Liquidation Value - (5.4)%			(25,000,000)
Liabilities in Excess of Other Assets - (48.8)%			(223,583,782)

TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0%			$458,855,531

**	The entire portfolio is subject to lien, granted to the lender and Senior Note holders, to the extent of the borrowing outstanding and any additional expenses.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge American Energy MLP Fund Inc. (the “Fund”) was incorporated in Maryland on February 21, 2013 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide a high level of total return, with an equal emphasis on current distributions and capital appreciation. The Fund seeks to achieve its objective by investing primarily in master limited partnerships (“MLPs”) in the energy sector. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in MLPs in the energy sector (the “80% policy”). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. Energy entities are engaged in the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. “Managed Assets” means net assets plus the amount of any borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

Notes to Schedule of Investments (unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Master Limited Partnerships	$603,541,062	—	—	$603,541,062
Common Stocks	74,458,000	—	—	74,458,000

Total Long-Term Investments	677,999,062	—	—	677,999,062

Short-Term Investments†	29,440,251	—	—	29,440,251

Total Investments	$707,439,313	—	—	$707,439,313

†	See Schedule of Investments for additional detailed categorizations.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ClearBridge American Energy MLP Fund Inc.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	April 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	April 23, 2018

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	April 23, 2018